UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 1, 2006
Date of Report (Date of earliest event reported)

KONA GRILL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51491	20-0216690
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

7150 E. Camelback Road, Suite 220
Scottsdale, Arizona 85251
(Address of principal executive offices) (Zip Code)

(480) 922-8100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

KONA GRILL, INC.

FORM 8-K

CURRENT REPORT

Item 2.02.	Results of Operations and Financial Condition.

On August 1, 2006, Kona Grill, Inc. issued a press release reporting financial results for the second quarter ended June 30, 2006. A copy of this press release, including information concerning forward looking statements and factors that may affect our future results, is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 2.02.

The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

The registrant does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the registrant’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

99.1	Press release from Kona Grill, Inc. dated August 1, 2006 entitled, “Kona Grill Reports Second Quarter Results”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 2, 2006	KONA GRILL, INC.

		By:	/s/	Mark S. Robinow
Mark S. Robinow
Executive Vice President, Chief Financial Officer, and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release from Kona Grill, Inc. dated August 1, 2006 entitled, “Kona Grill Reports Second Quarter Results”